UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

December 1, 2015

Date of Report (Date of earliest event reported)

INVIVO THERAPEUTICS HOLDINGS CORP.

(Exact Name of Registrant as Specified in Charter)

Nevada	001-37350	36-4528166
(State or Other	(Commission File Number)	(IRS Employer
Jurisdiction of Incorporation)		Identification No.)

One Kendall Square, Suite B14402

Cambridge, Massachusetts 02139

(Address of Principal Executive Offices)  (Zip Code)

(617) 863-5500

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02                                           Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 1, 2015, the Compensation Committee of the Board of Directors (the “Board”) of InVivo Therapeutics Holdings Corp. (the “Company”) recommended, and the Board approved, the extension of corporate housing benefits for Mark Perrin, the Company’s Chief Executive Officer, for up to an additional 12 months.

Item 8.01                                           Other Events.

On December 3, 2015, the Company issued a press release announcing that it has received conditional approval from the U.S. Food and Drug Administration to convert its ongoing pilot study into a pivotal probable benefit study.  A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K and the press release filed herewith contain forward-looking statements within the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995.  All statements other than statements of historical fact are “forward-looking statements” for purposes of these provisions, and include statements regarding conditional approval of the company’s pivotal probable benefit study and the expected timing of enrollment in the study and subsequent HDE approval and commercialization. Any forward-looking statements contained herein are based on current expectations, and are subject to a number of risks and uncertainties that could cause future results to differ materially from current expectations, including company’s ability to obtain final approval from the FDA and to successfully open additional clinical sites for enrollment and to enroll additional patients; the timing of the Institutional Review Board process; the company’s ability to commercialize its products; the expected benefits and efficacy of the company’s products and technology in connection with the treatment of spinal cord injuries; the availability of substantial additional funding for the company to continue its operations and to conduct research and development, clinical studies and future product commercialization; and other risks associated with the company’s business, research, product development, regulatory approval, marketing and distribution plans and strategies.  Given these uncertainties, investors should not place undue reliance on these forward-looking statements.  Additional risk factors are included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2015, and other filings the Company makes with the Securities and Exchange Commission, including quarterly reports on Form 10-Q and current reports on Form 8-K.  All forward-looking statements included in this Current Report on Form 8-K and the press release filed herewith are made as of the date hereof, based on information available to the Company as of the date of this report, and the Company assumes no obligation to update any such forward-looking statements, except as required by law

Item 9.01                                           Financial Statements and Exhibits.

Exhibit No.	Description
99.1	Press release dated December 3, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INVIVO THERAPEUTICS HOLDINGS CORP.

Date: December 3, 2015	By:	/s/ Tamara Joseph
	Name:	Tamara Joseph
	Title:	SVP, General Counsel & Chief Compliance Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release dated December 3, 2015.